UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2013

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 4, 2013, Matador Resources Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, Citigroup Global Markets Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for the issuance and sale in an underwritten public offering by the Company of 8,500,000 shares of its common stock at $15.25 per share (the “Offering”). The Company also granted the Underwriters a 30-day option to purchase up to 1,275,000 additional shares of common stock from the Company.

The offer and sale of the shares of common stock were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-187808) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on May 9, 2013. The closing of the Offering is expected to occur on September 10, 2013, subject to customary closing conditions.

In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 4, 2013, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Item 8.01.	Other Events.

In connection with the Offering, the Company is filing the opinion of Baker Botts L.L.P. as part of this Current Report that is to be incorporated by reference into the Registration Statement. The opinion of Baker Botts L.L.P. is filed herewith as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 4, 2013, by and among Matador Resources Company, RBC Capital Markets, LLC, Citigroup Global Markets Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

99.1	Press Release, dated September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: September 5, 2013	By:	/s/ Craig N. Adams
Craig N. Adams
Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 4, 2013, by and among Matador Resources Company, RBC Capital Markets, LLC, Citigroup Global Markets Inc. and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

99.1	Press Release, dated September 4, 2013.